UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  July 24, 2015

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 29, 2015, Theravance, Inc. (the “Company”) issued a press release and is holding a conference call regarding its results of operations and financial condition for the quarter ended June 30, 2015. A copy of the press release, which includes information regarding the Company’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On July 24, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved an amendment to the Theravance, Inc. 2009 Change in Control Severance Plan (the “Plan”) and changed the name of the Plan to be the 2009 Severance Plan. The Plan was adopted to provide separation pay, to provide health insurance coverage under COBRA and other benefits to the Company’s eligible executives whose employment is involuntarily terminated in connection with a Change in Control (as defined therein).  As amended, the Plan provides severance benefits to senior vice presidents whose employment is terminated by the Company for reasons other than Misconduct (as defined in the Plan) and other than in connection with a Change in Control.  Severance benefits under the Plan consist of a severance payment equal to 100% of the officer’s annual base salary, continued eligibility for a pro rata bonus for the year of termination, and payment of the monthly premium under COBRA for up to 12 months subject to the officer’s execution of a release of claims. The amendment did not change the severance benefits provided to the Chief Executive Officer under the Plan.

The foregoing description of the Plan and the amendment is a summary of the material terms of such documents, does not purport to be complete and is qualified in its entirety by reference to the Plan and the amendment, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description
10.1	2009 Severance Plan (filed as Exhibit 10.48 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009 and incorporated herein by reference)
10.2	First Amendment to the 2009 Severance Plan
99.1	Press Release dated July 29, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: July 29, 2015	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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